UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE X In re: : Chapter 11 : GT ADVANCED TECHNOLOGIES INC., et. al., : Case No. 14-11916 (HJB) : : Jointly Administered X DEBTORS' ADDRESS: 243 Daniel Webster Highway Merrimack, NH 03054 DEBTORS' ATTORNEYS: PAUL HASTINGS LLP Park Avenue Tower 75 East 55th Street, First Floor New York, New York 10022 Telephone: (212) 318-6000 Facsimile: (212) 319-4090 Luc A. Despins, Esq. Andrew V. Tenzer, Esq. James T. Grogan, Esq. February 29, 2016 Kanwardev Raja Singh Bal Date Vice President and Chief Financial Officer Notes: [2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period. [1] The Debtors, along with the last four digits of each debtor’s tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors’ corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054. Monthly Operating Report For the Period of January 1, 2016 to February 6, 2016 [2] This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Page 1 of 19 EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF NEW HAMPSHIRE In re GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Reporting Period 1/1/16 - 2/6/16 MONTHLY OPERATING REPORT REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Monthly Reporting Questionnaire MOR-1 Yes No Schedule of Cash Receipts and Disbursements MOR-2 Yes No Bank Account Reconciliation MOR-2 (Cont) Yes No Copies of Debtor's Bank Reconciliations No No Copies of Debtor's Bank Statements No No Copies of Cash Disbursements Journals No No Statement of Operations MOR-3 Yes No Balance Sheet MOR-4 Yes No Schedule of Post-Petition Liabilities MOR-5 Yes No Copies of IRS Form 6123 or payment receipt No No Copies of tax returns filed during reporting period No No Detailed listing of aged accounts payables No No Accounts Receivable Reconciliation and Aging MOR-6 Yes No Cover Page Page 2 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 MONTHLY REPORTING QUESTIONNAIRE Must be completed each month Yes No 5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?  7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.  8. Is the estate current on the payment of post-petition taxes?  10. Is workers' compensation insurance in effect?  12. Are a plan and disclosure statement on file? [2]  13. Was there any post-petition borrowing during this reporting period?  Explanations:   1. 2. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. [1]  Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below. 11. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. [1] Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee. [1] Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. [1] [1] See attached schedules for numbers 1, 3, 4 and 6.  [2] A plan and disclosure statement were filed on December 21, 2015. [Docket Nos. 2802, 2803] Subsequently, an amended plan and disclosure statement were filed on January 27, 2016 and approved on February 2, 2016. [Docket Nos. 2966, 2967, 3006]    6. 4. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies. 3. 9. MOR-1 Page 3 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS CASE NO. CASE NAME BANK CASH RECEIPTS [1] BANK CASH DISBURSEMENTS [2] Inter-Debtor [3] Transfers 14-11916 GT Advanced Technologies Inc. -$ -$ -$ 14-11917 GT Equipment Holdings, Inc. -$ -$ -$ 14-11919 GTAT Corporation 3,511,671$ (11,029,511)$ 478,854$ 14-11920 GT Advanced Technologies Limited 3,059,236$ (1,461,668)$ (478,854)$ 14-11922 Lindbergh Acquisition Corp. -$ (520)$ -$ 14-11923 GT Sapphire Systems Group LLC -$ (6,039)$ -$ 14-11924 GT Sapphire Systems Holding LLC -$ -$ -$ 14-11925 GT Advanced CZ LLC -$ (973)$ -$ 14-11929 GT Advanced Equipment Holding LLC -$ (1,071)$ Total Debtors 6,570,907$ (12,499,782)$ -$ TOTAL DISBURSEMENTS 12,499,782$ LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS -$ PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) $ TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES 12,499,782$ Notes: [1] Represents all receipts (excluding intercompany funding activity by and among Debtors). [2] Represents operating disbursements, payroll, I/C funding to non debtors, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors, mandatory/voluntary paydowns of DIP loan, payments to Apple). DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: [3] Represents the Inter-Debtor transfer of cash related to 15% of professional fees MOR-2 Page 4 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 BANK ACCOUNT RECONCILIATIONS [1] Entity Bank Account No. [2] Description Ending Bank Balance GT Advanced Cz LLC Bank of America 5023 Deposit Account 201,862$ GT Advanced Cz LLC Bank of America 6497 Deposit Account - GT Advanced Equipment Holding LLC Bank of America 8144 Deposit Account 4,915 GT Advanced Equipment Holding LLC Bank of America 3803 Investment Account [10] - GT Advanced Technologies Limited Bank of America US 7350 Deposit Account 10,829,947 GT Advanced Technologies Limited Bank of America Hong Kong 2014 Deposit Account 341,938 GT Advanced Technologies Limited Bank of America Hong Kong 2022 Deposit Account 2,756,028 GT Advanced Technologies Limited Bank of America Hong Kong 2030 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2048 Deposit Account - GT Advanced Technologies Limited Bank of America Hong Kong 2056 Deposit Account 2,127 GT Advanced Technologies Limited Bank of America Hong Kong 9201 Deposit Account - GT Advanced Technologies Limited Bank of America US 5316 Collateral Account [11] 901,244 GT Sapphire Systems Group LLC Bank of America 7965 Deposit Account 3,342,773 GT Sapphire Systems Group LLC Bank of America 9105 Deposit Account - GT Sapphire Systems Group LLC Wells Fargo 2633 Operating Account [3] - GTAT Corporation Bank of America 3294 Deposit Account 13,060,277 GTAT Corporation Bank of America 5002 Deposit Account [7] - GTAT Corporation Bank of America 5254 Investment Account [8] - GTAT Corporation Bank of America 4718 Investment Account [9] - GTAT Corporation Santander Bank 8960 Money market Account [4] - GTAT corporation Bank of America 4487 Deposit Account - GTAT corporation Bank of America 6508 Utility Account [5] 84,289 GTAT corporation Bank of America 9956 Collateral Account [6][12] - GTAT Corporation d/b/a Crystal Systems Bank of America 1546 Deposit Account 13,302,034 GTAT Corporation d/b/a Crystal Systems Bank of America 7590 Deposit Account - Lindbergh Acquisition Corp Bank of America 8343 Deposit Account 74,025 Total Debtors Bank Cash 44,901,459$ Notes: [7] BOA EUR account (5002) was closed on January 26, 2015 [8] BOA investment account (5254) was closed on February 12, 2015 [9] BOA investment account (4718) was closed on February 12, 2015 [10] account closed in February 2015 [11] BOA Collateral account for Kerry freight payment opened in April 2015 [12] BOA collateral acct 9956 was closed on July 3, 2015 [6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit. [5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388). [1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064). [2] Last four digits of the account number. [4] The Santander money market account (account no. 8960) was closed in October 2014 [3] The Wells Fargo operating account (account no. 2633) was closed January 26, 2015. MOR-2 (cont) Page 5 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 STATEMENT OF OPERATIONS See Exhbit A. MOR-3 Page 6 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 BALANCE SHEET See Exhbit A. MOR-4 Page 7 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 STATUS OF POST-PETITION TAXES [1] [2] Beginning Amount Ending Tax Withheld or Amount Date Check No. Tax Liability Accrued Paid Paid or EFT Liability Federal Income Tax Withholding -$ 289,632$ (289,632)$ on pay date Various -$ FICA-Employee - 131,274 (131,274) on pay date Various - FICA-Employer - 131,274 (131,274) on pay date Various - Unemployment - 4,599 (4,599) on pay date Various - Income - - Various Various - Other: - - Various Various - Total Federal Taxes -$ 556,778$ (556,778)$ -$ State and Local Income Tax Withholding -$ 58,351$ (58,351)$ on pay date Various -$ Sales 24,105 Various Various 24,105 Use - Various Various - Excise - Various Various - Unemployment - 31,974 (31,974) on pay date Various - Real Property - Various Various - Personal Property 171,521 40,596 (11,133) Various Various 200,983 Other: - 3,385 (3,385) on pay date Various - Total State and Local 195,625$ 134,305$ (104,843)$ 225,088$ Withholding for Employee Healthcare [3] - - - - Premiums, Pensions & Other Benefits [3] - - - - Total Taxes 195,625$ 691,083$ (661,620)$ 225,088$ SUMMARY OF UNPAID POST-PETITION DEBTS Number of Days Past Due Current 0-30 [8] 31-60 [8] 61-90 [8] Over 90 [8] Total Accounts Payable [4], [5] 1,346,120$ 127,326$ 92,585$ 42,497$ 520,434$ 2,128,963$ Amounts Due to Insiders [6] [7] - - - - - - Total Postpetition Debts 1,346,120$ 127,326$ 92,585$ 42,497$ 520,434$ 2,128,963$ Notes: [1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request. [2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited. [3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts. [8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts relate to pending motions, pending discovery, alleged possessory liens, ongoing settlement negotiations, or other legal issues that require further analysis by the Debtor. [7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits. [4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory. [5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts. [6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose. MOR-5 Page 8 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period 9,843,346$ + Amounts billed during the period 1,488,230 - Amounts collected during the period (Book Cash Receipts) (5,327,224) Total Accounts Receivable at the end of the reporting period 6,004,352$ Accounts Receivable Aging Amount 0 - 30 days old 2,350,317$ 31 - 60 days old 251,915 61 - 90 days old 35,390 91+ days old 3,366,730 Total Accounts Receivable 6,004,352$ Amount considered uncollectible (Bad Debt) (3,143,614) Accounts Receivable (Net) 2,860,738$ MOR-6 Page 9 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 ASSETS SOLD OR TRANSFERRED Monthly Reporting Questionnaire - #1 Entity Buyer Description Sale Proceeds GTAT Corporation Various Fab & ancillary equipment, office furniture, misc. assets [1] 1,126,707$ GTAT Corporation American Metals Scrap metal [2] 3,619 GTAT Corporation Telogiks Phone equipment [2] 12,385 GTAT Corporation Garrett Angove EFG Brick Xray tool [2] 3,000 GTAT Corporation Graybar Surplus Copper wire and electrical buss duct plugs [2] 2,000 Total 1,147,711$ [2] Sale disclosed in the period cash received for MOR reporting. [1] On April 16, 2015 the Bankruptcy Court entered an order authorizing the Debtors to sell certain excess assets via an online auction free and clear of all liens, claims, encumbrances, and interests. The $1,126,707 represents gross proceeds received from buyers prior to payment of commissions to the auctioneer for the sale of excess assets at the Debtor's Mesa facility. MORQ-#1 Page 10 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 PRE-PETITION DEBT PAYMENTS Monthly Reporting Questionnaire - #3 Vendor Name Reference Date Amount GTAT Corporation Apple Inc. A 1/15/2016 88,800$ 88,800$ A Entity Total Key: Paid pursuant to the Order, Pursuant to Bankruptcy Code Sections 105, 363, And 554, Bankruptcy Rules 2002, 6004, 9007, And 9019, And Local Bankruptcy Rule 6004-1: (I) Approving Settlement with Apple Related to ASF Furnaces; (II) Authorizing Debtors to Sell ASF Furnaces and Related Equipment Located in Mesa Facility Through Auction Free and Clear of All Liens, Claims, Encumbrances, and Interests; (III) Authorizing Debtors to Abandon ASF Furnaces and Related Equipment Not Sold or Removed From Mesa Facility; (IV) Making Conforming Modifications to Intercompany Settlement Agreement, Dated July 20, 2015; (V) Making Modifications to DIP Credit Agreement; and (VI) Granting Related Relief [Docket No. 2672]. MORQ-#3 Page 11 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 Entity Title Description Amount GTAT Corporation PAUL HASTINGS,LLP Professional Fees 1,520,208$ GTAT Corporation ROTHSCHILD INC. Professional Fees 607,972 GTAT Corporation ROPES & GRAY, LLP Professional Fees 569,458 GTAT Corporation HOULIHAN LOKEY CAPITAL, INC Professional Fees 487,088 GTAT Corporation BEACON HILL STAFFING Professional Fees 349,953 GTAT Corporation WILMERHALE Professional Fees 330,560 GTAT Corporation ALVAREZ & MARSAL NORTH AMERICA LLC Professional Fees 287,671 GTAT Corporation CUNNINGHAM & ASSOCIATES, INC. Commissions 237,138 GTAT Corporation KELLEY DRYE AND WARREN Professional Fees 152,601 GTAT Corporation PRICEWATERHOUSECOOPERS LLP Professional Fees 130,111 GTAT Corporation STONETURN GROUP LLP Professional Fees 77,619 GTAT Corporation CIARDI CIARDI & ASTIN LLC Professional Fees 59,922 GTAT Corporation DEVINE, MILLIMET & BRANCH Professional Fees 41,467 GTAT Corporation KURTZMAN CARSON CONSULTANTS, LLC Professional Fees 27,875 GTAT Corporation NIXON PEABODY LLP Professional Fees 27,599 GTAT Corporation EISNERAMPER, LLP Professional Fees 26,803 GTAT Corporation MODUS EDISCOVERY, INC Professional Fees 24,121 GTAT Corporation WHISMAN, GIORDANO & ASSOCIATES, LLC Professional Fees 6,201 GTAT Corporation QUINN EMANUEL URQUHART & SULLIVAN Professional Fees 6,151 Total 4,970,518$ Notes: [1] Excludes payments to professionals retained under the Court’s order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the “OCP Order”) [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported. Monthly Reporting Questionnaire - #4 PAYMENTS TO PROFESSIONALS [1] [2] [2] 15% of all GTAT Corporation payments to professionals are reimbursed by GT Advanced Technologies Limited per the intercompany settlement agreement. MORQ-#4 Page 12 of 19

GT ADVANCED TECHNOLOGIES INC. et al., Case No. 14-11916 Debtor Reporting Period 1/1/16 - 2/6/16 PAYMENTS TO INSIDERS [1] Monthly Reporting Questionnaire - #6 Description Title Description Amount Keck, David President and Chief Executive Officer Payroll / Expenses 69,038$ Kim, Hoil Vice President, Chief Administrative Officer, General Counsel & Secretary Payroll / Expenses 55,221 Ford, Jeffrey Vice President and General Manager, DSS Business Development Payroll / Expenses 51,863 Bal, Kanwardev R Vice President and Chief Financial Officer Payroll / Expenses 44,611 Greylock, John Ray Board of Director Expenses/Fees Qrt 41,625 Massengil, Matthew Board of Director Expenses/Fees Qrt 17,575 Conaway, Michal Board of Director Expenses/Fees Qrt 16,650 Switz, Robert Board of Director Expenses/Fees Qrt 13,875 Godshalk, Ernest Board of Director Expenses/Fees Qrt 13,875 Cote, Kathleen Board of Director Expenses/Fees Qrt 12,950 Watson, Noel Board of Director Expenses/Fees Qrt 12,488 Wroe, Thomas Board of Director Expenses/Fees Qrt 12,488 Total 362,258$ Notes: [1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose. MORQ-#6 Page 13 of 19

EXHIBIT A Page 14 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET 1. Basis of Presentation The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report. The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments (including fair value adjustment required to present the post petition Debtor In Possession financing in accordance with GAAP), tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist. The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future. 2. Treatment of Intercompany Transactions The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue. While the Debtors have not finalized their analysis they do expect it to result in significant adjustments to previously disclosed intercompany balances. Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $479 thousand during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4. Page 15 of 19

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS’ STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.) 3.  Treatment of Certain Assets, Liabilities and GAAP Disclosures The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report. Notes regarding certain liabilities: • Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105, 361, 362, 363(B), 363(C), 363(E), 364, 503(B), and 507 and Bankruptcy Rules 2002, 4001, 6004(H), and 9014: (I) Authorizing Debtors to Obtain Postpetition Financing; (Ii) Granting Liens and Super-Priority Claims; (III) Authorizing Debtors to Pay Put Option Premium and Expenses in Connection with Postpetition Financing Commitment; (IV) Approving Information Sharing Obligations and Indemnity Thereunder; and (V) Granting Related Relief, the Debtor was authorized to obtain post-petition financing, consisting of a senior secured superpriority term loan facility in an aggregate principal amount of up to $95M. The amount represented on the balance sheet includes the principal amount of borrowings, net of the original issue discount, plus any PIK interest accrued through February 6, 2016. An amendment to the DIP Credit Agreement was approved on December 2, 2015. • Pursuant to the amendment to the DIP Credit Agreement, the Company repaid $0.8M of the principal balance in January related to Mesa auction sales. The Company also repaid $15K of principal related to January ASF spare part sales. • The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments. • For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes. • Share-based compensation expenses for employee awards are reflected in the Statement of Operations in the third month of each quarter. Prior to the second calendar quarter share-based compensation was recorded each month. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined. Notes regarding certain assets: • As of February 6, 2016, the Debtors have not yet completed an analysis of goodwill and intangibles in accordance with US GAAP. However, based upon the Debtors’ reasonable judgement, certain intangibles relating to previous acquisitions and goodwill have been written down to zero. As of February 6, 2016, after these adjustments, the Debtors maintain asset values of $1.2M for intangibles and zero for goodwill. Notes regarding Revenue: • As of February 6, 2016, the Company reported $16.9 million of revenue, of which $14.6 million was previously reported as deferred revenue. The Company received final customer acceptance on or before February 6, 2016 which prompted the revenue recognition treatment in January. Notes regarding Income (Loss) from Discontinued Operations: • As of February 6, 2016, the Company reported $104 thousand net loss from discontinued operations, which represents the costs of the wind down after offset from sales of equipment at the Mesa facility. The Debtors’ financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed. Page 16 of 19

STATEMENTS OF OPERATIONS EXCLUDING INTERCOMPANY ACTIVITY FOR THE PERIOD ENDED FEBRUARY 6, 2016 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindberg Acquisition Corp GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Revenue - 11,110 - - - - - - 5,776 40 16,926 Total Cost of revenue - 5,815 - - - - - - 276 (143) 5,948 Gross (loss) Profit - 5,295 - - - - - - 5,500 182 10,978 Research and development - 1,436 - - - - - - 54 - 1,491 Selling and marketing - 286 - - - - - - (261) 55 80 General and administrative - 1,810 1 - - 1 - 6 40 174 2,033 Contingent consideration (income) expense - - - - - - - - - - - Impairment of goodwill - - - - - - - - - - - Restructuring charges and asset impairments - - - - - - - - - - - Amortization of Intangible Assets - - - - - - - - - - - Total Operating Expenses - 3,533 1 - - 1 - 6 (167) 228 3,603 Income (loss) from Operations [2] - 1,763 (1) - - (1) - (6) 5,667 (46) 7,375 Interest Income - - - - - - - - - 0 0 Interest (Expense) - (221) - - - - - - 1 - (220) Reorganization Items, income (expense) - (1,773) - - - - - - (488) - (2,260) Other Inc (Exp) - (46) - - - - - - (100) 191 45 Income (loss) before Tax - (277) (1) - - (1) - (6) 5,080 146 4,940 (Benefit) provision for income taxes - - - - - - - - - 9 9 Net Income (loss) from continuing operations - (277) (1) - - (1) - (6) 5,080 136 4,931 Income (loss) from discontinued operations, net of tax - (104) - - - - - - - - (104) Net Income (loss) - (381) (1) - - (1) - (6) 5,080 136 4,826 Notes: [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] Does not include any share-based compensation expense. Share-based compensation is recorded in the third month of each fiscal quarter. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 17 of 19

BALANCE SHEET EXCLUDING INTERCOMPANY BALANCES AS OF FEBRUARY 6, 2016 ($ in 000's) Case No. 14-11916 14-11919 14-11929 14-11917 14-11922 14-11925 14-11924 14-11923 14-11920 GT Advanced Technologies Inc. GTAT Corporation GT Advanced Equipment Holding LLC GT Equipment Holdings, Inc. Lindbergh Acquisition Corp. GT Advanced Cz LLC GT Sapphire Systems Holdings LLC GT Sapphire Systems Group LLC GT Advanced Technologies Limited [1] Non-Debtor Entities Consolidated Current Assets Cash and cash equivalents - 26,269 5 - - 276 - 3,343 14,834 1,409 46,136 Restricted cash - 84 - - - - - - - - 84 Accounts receivable, net - 1,993 - - - - - 0 750 118 2,861 Inventories - 19,910 - - - - - - 2,937 732 23,579 Deferred costs - 314 - - - - - - 2,540 - 2,854 Vendor advances - 2,885 - - - - - - 7,694 49 10,628 Deferred income taxes - - - - - - - - - 1,280 1,280 Refundable income taxes - 2,272 - - - (1) - - - - 2,271 Prepaid expenses and other current assets - 5,667 - - - - - - 267 108 6,042 Total current assets - 59,394 5 - - 275 - 3,343 29,021 3,697 95,735 Property, plant and equipment, net [4] - 10,053 - - - 0 - - 5,035 227 15,314 Intangible assets, net [4] - 1,159 - - - - - - - - 1,159 Goodwill - - - - - - - - - - - Deferred cost - 30 - - - - - - 27,753 - 27,783 Other assets - 9,719 - - - 9 - - 58,553 285 68,565 Total Assets [2] [3] - 80,354 5 - - 283 - 3,343 120,362 4,208 208,556 Current Liabilities Prepayment obligation - - - - - - - - - - Debtor In Possession Term Loan 22,878 - - - - - - - - 22,878 Accounts payable - 2,570 - - - (0) - - 184 194 2,948 Accrued expenses and other current liabilities - 13,073 - - - - - 0 2,711 604 16,388 Contingent consideration - 4,991 - - - - - - - 2,921 7,912 Customer deposits - 718 - - - - - - - 23 741 Deferred revenue - 4,887 - - - - - 175 2,007 - 7,069 Accrued income taxes (8,959) - - - 8,608 - - 2 64 (285) Total current liabilities - 40,158 - - - 8,608 - 175 4,903 3,806 57,651 Liabilities Subject to Compromise 292,557 121,285 - - - 6,912 - 1,735 61,130 - 483,619 Convertible notes - - - - - - - - - - - Deferred income taxes - (0) - - - - - - - (35) (35) Customer deposits - - - - - - - - 55,598 - 55,598 Deferred revenue - 151 - - - - - - 41,335 - 41,486 Contingent consideration - 7,000 - - - - - - - 206 7,206 Other non-current liabilities - (0) - - - - - - - - (0) Accrued Income Taxes - 5,424 - - - - - - - - 5,424 Total Non-Current Liabilities - 12,575 - - - - - - 96,933 171 109,679 Stockholder's Equity - (175,830) 28 - - (44,576) - (16,266) (78,762) (126,988) (442,392) Total Liabilities and Stockholder's Equity [3] 292,557 (1,812) 28 - - (29,056) - (14,356) 84,205 (123,010) 208,556 Notes: $293 $82 ($) $ $ $29 $ $18 $36 $127 ($) [1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity. [2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets. [3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity. [4] Reflects Management's estimated Fair Value. These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 18 of 19

REORGANIZATION ITEMS - INCOME / (EXPENSE) AS OF FEBRUARY 6, 2016 ($ in 000's) Professional fees (2,245)$ U.S. Trustee fees (15) Total (2,260)$ LIABILITIES SUBJECT TO COMPROMISE AS OF FEBRUARY 6, 2016 ($ in 000's) Convertible Notes 292,557$ Accounts payable 138,291 Accrued expenses and other liabilities 34,079 Customer deposits 13,439 Other non-current liabilities 5,252 483,619$ These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements. Page 19 of 19